Exhibit 99.1

Century Aluminum Company Reports Third Quarter 2019 Results

Chicago, November 5, 2019 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its third quarter 2019 results.

Third Quarter 2019 Financial Results

•	Shipments of 198,543 tonnes, a 2% decrease over prior quarter

•	Net sales of $438.0 million, a 7% decrease over prior quarter primarily due to lower LME prices

•	Net loss of $20.7 million, or $0.23 per share

•	Adjusted net loss[1] of $37.4 million, or $0.39 per share

•	Adjusted EBITDA[1] of $(12.2) million primarily due to low LME prices and lagged high alumina prices

$MM (except shipments and per share data)
	Q2 2019	Q3 2019
Shipments (tonnes)	203,380	198,543
Net sales	$473.1	$438.0
Net income (loss)	(20.7)	(20.7)
Diluted earnings (loss) per share	(0.23)	(0.23)
Adjusted net income (loss)[1]	(16.2)	(37.4)
Adjusted earnings (loss) per share[1]	(0.17)	(0.39)
Adjusted EBITDA[1]	11.7	(12.2)

Notes:
[1] - Non-GAAP measure; see reconciliations of GAAP to non-GAAP financial measures

In the third quarter of 2019, shipments of primary aluminum were down 2% compared to the second quarter of 2019 due to lower than expected production at Hawesville. Net sales for the third quarter of 2019 were $438.0 million compared with $473.1 million for the second quarter of 2019, a 7% decrease over prior quarter primarily due to lower LME prices.
Century reported a net loss of $20.7 million for the third quarter of 2019. This result compares to a net loss of $20.7 million for the second quarter of 2019. Third quarter results were positively impacted by $16.7 million of exceptional items, driven by a $5.7 million lower of cost or net realizable value inventory adjustment and a $10.1 million unrealized gain on derivative instruments.
The adjusted net loss for the third quarter of 2019 was $37.4 million compared to an adjusted net loss of $16.2 million for the second quarter of 2019.
Adjusted EBITDA for the third quarter of 2019 was $(12.2) million, driven by low LME prices and high lagged alumina prices. This result was down $23.9 million from the second quarter of 2019 driven primarily by lower LME prices.

Century's cash position at quarter end was $22.5 million and revolver availability was $177.6 million.
"The external environment remains complex, with conflicting signals evident at each of the macro and sector specific levels,” commented Michael Bless, President and Chief Executive Officer. “We have seen slowing growth in many of our customers’ markets, and this condition is manifested in declining product premiums. However, inventory levels remain relatively low and the global balance of supply and demand is, at this time, consistent with a healthy market. Of course the broader environment remains exposed, on the upside as well as the downside, to developments on several key geopolitical issues. The alumina price has, as expected, returned to more normalized levels, both in absolute and in relation to the metal price.”
Mr. Bless continued, “The company’s operations remain largely on track. At Hawesville, we are on pace to return the plant to full production in 2020. As previously reported, the three newly rebuilt potlines are fully operational. Earlier this year, we disconnected one of the two lines which have been continuously operating; its rebuild is on schedule and we expect to begin restarting cells in January and to have the line at full production by the end of the first quarter. Again as previously discussed, we were hoping to extend the life of the last potline to be refurbished into the latter months of this year. However, a severe and persistent alumina quality issue began to manifest over the summer and exposed these fragile cells, which were several years past their normal service life, to undue stress. We thus made the decision to disconnect the remaining cells; this last line will be rebuilt following the completion of the line presently under construction. Our other operations are performing well; conversion costs are under control and safety performance remains good and continues generally to improve."
Dissemination of Company Information
Century intends to make future announcements regarding Company developments and financial performance through its website, www.centuryaluminum.com.
About Century Aluminum
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by adjusting for items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliations of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement

This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: the future financial and operating performance of Century and its subsidiaries, including financial and operating estimates or projections from the restart of curtailed capacity, as a result of future raw material costs or otherwise; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing and costs associated with our other key raw materials, including power; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including any plans and expectations to curtail or restart production; our plans and ability to bring our Hawesville smelter back to full production and expectations as to the costs and benefits associated with this project, including expected incremental production or EBITDA as well as benefits from investments in new technology and other production improvements; our ability to successfully obtain long-term competitive power arrangements for our operations, including at Mt. Holly; our assessment of global and local financial and economic conditions; the impact of any Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our expectations with respect to the future impact and benefits from the sale of our 40% interest in BHH; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; negotiations with labor unions; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	September 30,	June 30,	September 30,
	2018	2019	2019
NET SALES:
Related parties	$305.3	$305.0	$282.3
Other customers	176.5	168.1	155.7
Total net sales	481.8	473.1	438.0
Cost of goods sold	493.6	477.2	451.7
Gross profit (loss)	(11.8)	(4.1)	(13.7)
Selling, general and administrative expenses	8.8	11.9	11.6
Helguvik (gains)	(4.5)	—	—
Other operating (income) expense - net	(0.5)	0.3	(0.1)
Operating income (loss)	(15.6)	(16.3)	(25.2)
Interest expense - term loan	—	(0.6)	(0.8)
Interest expense	(5.6)	(5.8)	(5.6)
Interest income	0.4	0.2	0.2
Net gain (loss) on forward and derivative contracts	0.8	6.1	10.3
Other income (expense) - net	0.7	(1.7)	(0.9)
Income (loss) before income taxes and equity in earnings of joint ventures	(19.3)	(18.1)	(22.0)
Income tax benefit (expense)	(1.7)	1.6	1.3
Income (loss) before equity in earnings of joint ventures	(21.0)	(16.5)	(20.7)
Loss on sale of BHH	—	(4.3)	—
Equity in earnings of joint ventures	0.7	0.1	—
Net income (loss)	$(20.3)	$(20.7)	$(20.7)

Net income (loss) allocated to common stockholders	$(20.3)	$(20.7)	$(20.7)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and diluted	$(0.23)	$(0.23)	$(0.23)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	87.6	88.8	88.9

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Nine months ended September 30,
	2018	2019
NET SALES:
Related parties	$884.2	$898.7
Other customers	522.1	502.5
Total net sales	1,406.3	1,401.2
Cost of goods sold	1,369.9	1,431.8
Gross profit (loss)	36.4	(30.6)
Selling, general and administrative expenses	31.5	38.2
Helguvik (gains)	(4.5)	—
Other operating (income) expense - net	0.0	0.4
Operating income (loss)	9.4	(69.2)
Interest expense - term loan	—	(1.3)
Interest expense	(16.7)	(17.3)
Interest income	1.3	0.6
Net gain (loss) on forward and derivative contracts	2.8	10.7
Other income (expense) - net	1.8	(1.6)
Income (loss) before income taxes and equity in earnings of joint ventures	(1.4)	(78.1)
Income tax benefit (expense)	(3.0)	5.7
Income (loss) before equity in earnings of joint ventures	(4.4)	(72.4)
Loss on sale of BHH	—	(4.3)
Equity in earnings of joint ventures	3.2	0.7
Net income (loss)	$(1.2)	$(76.0)

Net income (loss) allocated to common stockholders	$(1.2)	$(76.0)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and diluted	$(0.01)	$(0.86)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	87.6	88.6

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share amounts)
(Unaudited)
	December 31, 2018	September 30, 2019
ASSETS
Cash and cash equivalents	$38.9	$22.5
Restricted cash	0.8	0.8
Accounts receivable - net	82.5	81.9
Due from affiliates	22.7	23.3
Inventories	343.8	322.3
Prepaid and other current assets	18.0	23.3
Total current assets	506.7	474.1
Property, plant and equipment - net	967.3	950.1
Leases - right of use assets	—	24.2
Due from affiliates - less current portion	—	1.4
Other assets	63.5	42.0
TOTAL	$1,537.5	$1,491.8
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$119.4	$112.0
Due to affiliates	10.3	—
Accrued and other current liabilities	52.5	66.1
Accrued employee benefits costs	11.0	11.0
Term loan - current	—	15.0
Revolving credit facility	23.3	0.4
Industrial revenue bonds	7.8	7.8
Total current liabilities	224.3	212.3
Senior notes payable	248.6	249.0
Term loan - less current portion	—	25.0
Accrued pension benefits costs - less current portion	50.9	48.4
Accrued postretirement benefits costs - less current portion	101.2	101.2
Other liabilities	46.0	45.4
Leases - right of use liabilities	—	21.9
Deferred taxes	104.3	98.7
Total noncurrent liabilities	551.0	589.6
SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 71,967 outstanding at December 31, 2018; 160,000 issued and 68,575 outstanding at September 30, 2019)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 95,289,961 issued and 88,103,440 outstanding at December 31, 2018; 96,080,288 issued and 88,893,767 outstanding at September 30, 2019)	1.0	1.0
Additional paid-in capital	2,523.0	2,524.8
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(98.7)	(98.0)
Accumulated deficit	(1,576.8)	(1,651.6)
Total shareholders’ equity	762.2	689.9
TOTAL	$1,537.5	$1,491.8

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2018	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1.2)	$(76.0)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss on sale of BHH	—	4.3
Unrealized (gain) loss on derivative instruments	(1.9)	(10.9)
Lower of cost or NRV inventory adjustment	5.9	15.8
Depreciation and amortization	67.5	63.0
Helguvik (gains)	(4.5)	—
Other non-cash items - net	(4.0)	(5.9)
Change in operating assets and liabilities:
Accounts receivable - net	(48.3)	10.7
Due from affiliates	(10.1)	(0.2)
Inventories	(78.8)	5.7
Prepaid and other current assets	1.8	3.8
Accounts payable, trade	23.4	(11.3)
Due to affiliates	(3.8)	(10.3)
Accrued and other current liabilities	1.7	8.4
Ravenswood retiree medical settlement	(2.0)	(2.0)
Other - net	(4.7)	0.5
Net cash provided by (used in) operating activities	(59.0)	(4.4)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(49.3)	(39.9)
Proceeds from sale of joint venture	—	10.5
Net cash provided by (used in) investing activities	(49.3)	(29.4)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under term loan	—	40.0
Borrowings under revolving credit facilities	14.3	314.6
Repayments under revolving credit facilities	—	(337.5)
Other short-term borrowings	—	3.4
Repayment on other short-term borrowings	—	(3.4)
Issuance of common stock	0.2	0.3
Net cash provided by (used in) financing activities	14.5	17.4
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(93.8)	(16.4)
Cash, cash equivalents and restricted cash, beginning of period	168.0	39.7
Cash, cash equivalents and restricted cash, end of period	$74.2	$23.3

Supplemental Cash Flow Information:
Cash paid for:
Interest	$9.9	$11.6
Taxes	4.6	0.3
Non-cash investing activities:
Capital expenditures	6.5	3.9

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Net Sales (in millions)	Tonnes	Net Sales (in millions)	Tonnes	Net Sales (in millions)
2019
3rd Quarter	119,916	$272.0	78,627	$152.1	198,543	$424.1

2nd Quarter	125,154	$295.0	78,226	$157.7	203,380	$452.7

1st Quarter	130,043	$313.3	76,408	$159.3	206,451	$472.6

2018
3rd Quarter	103,103	$283.3	79,823	$194.5	182,926	$477.8

(1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	June 30, 2019		September 30, 2019
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(20.7)	$(0.23)	$(20.7)	$(0.23)
Lower of cost or NRV inventory adjustment, net of tax	9.0	0.10	(5.7)	(0.06)
Unrealized (gain) loss on derivative instruments	(6.2)	(0.07)	(10.1)	(0.11)
Loss on sale of BHH	4.3	0.05	—	—
Sebree equipment failure, net of insurance proceeds	(2.8)	(0.03)	(1.4)	(0.02)
Hawesville restart project	0.2	—	0.5	0.01
Impact of preferred shares	—	0.01	—	0.02
Adjusted net income (loss)	$(16.2)	$(0.17)	$(37.4)	$(0.39)

	Three months ended
	June 30, 2019	September 30, 2019
Net income (loss) as reported	$(20.7)	$(20.7)
Interest expense	5.8	5.6
Interest expense - term loan	0.6	0.8
Interest income	(0.2)	(0.2)
Net (gain) loss on forward and derivative contracts	(6.1)	(10.3)
Other (income) expense - net	1.7	0.9
Income tax (benefit) expense	(1.6)	(1.3)
Loss on sale of BHH	4.3	—
Equity in earnings of joint ventures	(0.1)	—
Operating income (loss)	$(16.3)	$(25.2)
Lower of cost or NRV inventory adjustment	9.6	(6.5)
Sebree equipment failure, net of insurance proceeds	(2.8)	(1.4)
Hawesville restart project	—	0.5
Depreciation and amortization	21.2	20.4
Adjusted EBITDA	$11.7	$(12.2)

Contact
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company